                                                       Exhibit 31

                          CERTIFICATION

     I, Neldon Johnson, certify that:

      1.    I  have  reviewed this Form 10-KSB  of  International

Automated Systems, Inc.;

     2.   Based on my knowledge, this report does not contain any

untrue  statement of a material fact or omit to state a  material fact  necessary  to make the statements made,  in  light  of  the

circumstances  under  which  such  statements  were   made,   not

misleading with respect to the period covered by this report;

      3.    Based on my knowledge, the financial statements,  and

other  financial  information included  in  this  report,  fairly present in all material respects the financial condition, results of  operations and cash flows of the small business issuer as of,

and for, the periods presented in this report;

     4.   The small business issuer's other certifying officer(s)

and I are responsible for establishing and maintaining disclosure controls  and  procedures  (as  defined  in  Exchange  Act  Rules

13a-15(e) and 15d-15(e)) for the small business issuer and have:

           (a)  designed such disclosure controls and procedures,

     or  caused  such  disclosure controls and procedures  to  be designed  under  our  supervision, to ensure  that  material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within  those  entities, particularly during the  period  in which this report is being prepared;

           (b)  evaluated the effectiveness of the small business

     issuer's disclosure controls and procedures and presented in this  report our conclusions about the effectiveness of  the disclosure  controls and procedures, as of the  end  of  the period covered by this report based on such evaluation; and

           (c)   disclosed in this report any change in the small

     business  issuer's internal control over financial reporting that occurred during the small business issuer's most recent fiscal  quarter (the small business issuer's  fourth  fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect,  the small  business  issuer's internal  control  over  financial reporting; and

     5.   The small business issuer's other certifying officer(s)

and  I  have  disclosed, based on our most recent  evaluation  of internal  control over financial reporting, to the small business issuer's  auditors and the audit committee of the small  business issuer's board of directors (or persons performing the equivalent functions):

            (a)    all   significant  deficiencies  and  material

     weaknesses  in  the design or operation of internal  control over  financial  reporting which are  reasonably  likely  to adversely  affect  the small business  issuer's  ability  to record, process, summarize and report financial information;

     and

           (b)  any fraud, whether or not material, that involves

     management or other employees who have a significant role in the  small business issuer's internal control over financial reporting.

Date: October 14, 2004

_______________________________________

/s/ Neldon Johnson

_______________________________________

Neldon Johnson

Title: President, Chief Executive Officer

                          CERTIFICATION

     I, LaGrand T. Johnson, certify that:

      1.    I  have  reviewed this Form 10-KSB  of  International

Automated Systems, Inc.;

     2.   Based on my knowledge, this report does not contain any

untrue  statement of a material fact or omit to state a  material fact  necessary  to make the statements made,  in  light  of  the

circumstances  under  which  such  statements  were   made,   not

misleading with respect to the period covered by this report;

      3.    Based on my knowledge, the financial statements,  and

other  financial  information included  in  this  report,  fairly present in all material respects the financial condition, results of  operations and cash flows of the small business issuer as of,

and for, the periods presented in this report;

     4.   The small business issuer's other certifying officer(s)

and I are responsible for establishing and maintaining disclosure controls  and  procedures  (as  defined  in  Exchange  Act  Rules

13a-15(e) and 15d-15(e)) for the small business issuer and have:

           (a)  designed such disclosure controls and procedures,

     or  caused  such  disclosure controls and procedures  to  be designed  under  our  supervision, to ensure  that  material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within  those  entities, particularly during the  period  in which this report is being prepared;

           (b)  evaluated the effectiveness of the small business

     issuer's disclosure controls and procedures and presented in this  report our conclusions about the effectiveness of  the disclosure  controls and procedures, as of the  end  of  the period covered by this report based on such evaluation; and

           (c)   disclosed in this report any change in the small

     business  issuer's internal control over financial reporting that occurred during the small business issuer's most recent fiscal  quarter (the small business issuer's  fourth  fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect,  the small  business  issuer's internal  control  over  financial reporting; and

     5.   The small business issuer's other certifying officer(s)

and  I  have  disclosed, based on our most recent  evaluation  of internal  control over financial reporting, to the small business issuer's  auditors and the audit committee of the small  business issuer's board of directors (or persons performing the equivalent functions):

            (a)    all   significant  deficiencies  and  material

     weaknesses  in  the design or operation of internal  control over  financial  reporting which are  reasonably  likely  to adversely  affect  the small business  issuer's  ability  to record, process, summarize and report financial information;

     and

           (b)  any fraud, whether or not material, that involves

     management or other employees who have a significant role in the  small business issuer's internal control over financial reporting.

Date: October 14, 2004

_______________________________________

/s/ LaGrand T. Johnson

_______________________________________

LaGrand T. Johnson

Title: Chief Financial Officer